UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 13, 2009
CONSECO, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other	(Commission File Number)	(I.R.S. Employer
Jurisdiction of Incorporation)		Identification No.)
11825 North Pennsylvania Street
Carmel, Indiana 46032
(Address of Principal Executive Offices) (Zip Code)
(317) 817-6100
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5

Item 7.01. Regulation FD Disclosure.
     On October 13, 2009, Conseco, Inc. (the “Company”) issued a press release announcing a proposed registered offering of common stock. The press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.
     On October 13, 2009, the Company also issued a press release announcing a private offering of new convertible debentures. The press release is filed as Exhibit 99.2 hereto and is incorporated by reference herein. The Company is also disclosing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibits 99.3, 99.4 and 99.5 which information is incorporated by reference herein. This information, some of which has not been previously reported, is excerpted from a preliminary offering memorandum that is being disseminated in connection with the private offering of new convertible debentures.
     The Company is furnishing the information in this Current Report on Form 8-K and in Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1	Press Release issued October 13, 2009, relating to proposed registered offering of common stock.

Exhibit 99.2	Press Release issued October 13, 2009, relating to private offering of new convertible debentures.

Exhibit 99.3	Recent Developments from Preliminary Offering Memorandum dated October 13, 2009.

Exhibit 99.4	Risk Factors from Preliminary Offering Memorandum dated October 13, 2009.

Exhibit 99.5	Capitalization from Preliminary Offering Memorandum dated October 13, 2009.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSECO, INC. (Registrant)
By:	/s/ John R. Kline
	Name:	John R. Kline
	Title:	Senior Vice President and Chief Accounting Officer

Date: October 13, 2009

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INDEX TO EXHIBITS

Exhibit No.	Exhibit

Exhibit 99.1	Press Release issued October 13, 2009, relating to proposed registered offering of common stock.

Exhibit 99.2	Press Release issued October 13, 2009, relating to private offering of new convertible debentures.

Exhibit 99.3	Recent Developments from Preliminary Offering Memorandum dated October 13, 2009.

Exhibit 99.4	Risk Factors from Preliminary Offering Memorandum dated October 13, 2009.

Exhibit 99.5	Capitalization from Preliminary Offering Memorandum dated October 13, 2009.